UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): November 8, 2007

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    0-19517                  23-2835229
(State or Other Jurisdiction       (Commission File             (IRS Employer
       of Incorporation)                Number)              Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 7.01. Regulation FD Disclosure.

     On November 8, 2007, The Bon-Ton Stores, Inc. issued a press release announcing its sales for the four-week period ended November 3, 2007 and discussing its earnings guidance for the fiscal year ending February 2, 2008. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     99.1 Press Release issued November 8, 2007 announcing sales for the four-week period ended November 3, 2007 and discussing earnings guidance for the fiscal year ending February 2, 2008.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                The Bon-Ton Stores, Inc.

                                                By: /s/ Keith E. Plowman
                                                    ----------------------------
                                                    Keith E. Plowman
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Principal Accounting Officer

Dated: November 8, 2007